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                                                               EXHIBIT 99.2

                          Preliminary Proxy Materials

                                CBS CORPORATION

        Proxy solicited by the Board of Directors for Special Meeting of
                          Shareholders,         , 1999

     (See Joint Proxy Statement/Prospectus for discussion of item 1.)

   The undersigned hereby appoints David T. McLaughlin, Mel Karmazin and Louis
J. Briskman and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of CBS Corporation common stock which the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Shareholders of CBS Corporation or any adjournment thereof. Attendance of the undersigned at the meeting or any adjourned session of the meeting will not be deemed to revoke this proxy unless the undersigned affirmatively indicates the intention of the undersigned to vote the shares represented by this proxy in person before the exercise of this proxy.

   If you are a participant in an employee savings plan (or 401(k) Plan) through which you own an interest in CBS common stock, this proxy card will also constitute your voting instructions to the trustee of that plan.

                                          (change of address)

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                                          If you have written in the above
                                          space, please mark the corresponding
                                          box on the reverse side of this
                                          card.

                                CBS CORPORATION

                              P. O. BOX 11009

                         NEW YORK, N.Y. 10203-0009

   You are encouraged to specify your choice by marking the appropriate box on the reverse side. The proxies cannot vote your shares unless you sign and return this proxy card.

(Continued, and to be signed and dated, on the reverse side.)
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(continued from other side)

                          PRELIMINARY PROXY MATERIALS

                             DETACH PROXY CARD HERE

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              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
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1. To adopt the Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999 and as of November 23, 1999, among CBS Corporation, Viacom Inc., and Viacom/CBS LLC.

                       FOR [_]  AGAINST [_]  ABSTAIN [_]

   The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Item 1. They will be voted at the discretion of the proxies on any other matter that may properly come before the meeting.

   Please sign, date and return promptly in the accompanying envelope.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

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                          Signature of Share Owner(s)

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                          Signature of Share Owner(s)

Dated: ___________________________________________________________________, 1999

Votes MUST be indicated (x) in black or blue ink. [_]

   To change your address, mark this box and correct on reverse side.

                                      [_]

   If you plan to attend the Special Meeting, please check this box.

                                      [_]